      AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JULY 2, 1999


                                                      REGISTRATION NO. 333-76007
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ------------------------

                                AMENDMENT NO. 2

                                       TO

                                    FORM S-1
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933
                            ------------------------

                      WILLIAMS COMMUNICATIONS GROUP, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

              DELAWARE                               4813                              73-1462856
  (STATE OR OTHER JURISDICTION OF        (PRIMARY STANDARD INDUSTRIAL               (I.R.S. EMPLOYER
   INCORPORATION OR ORGANIZATION)        CLASSIFICATION CODE NUMBER)              IDENTIFICATION NO.)

                              ONE WILLIAMS CENTER
                             TULSA, OKLAHOMA 74172
                                 (918) 573-2000
         (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING
            AREA CODE, OF REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)
                            ------------------------
                           WILLIAM G. VON GLAHN, ESQ.
                           SENIOR VICE PRESIDENT, LAW
                      WILLIAMS COMMUNICATIONS GROUP, INC.
                              ONE WILLIAMS CENTER
                             TULSA, OKLAHOMA 74172
                                 (918) 573-2000
           (NAME, ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER,
                   INCLUDING AREA CODE, OF AGENT FOR SERVICE)
                            ------------------------
                                   COPIES TO:

                RANDALL H. DOUD, ESQ.                                  MARLENE ALVA, ESQ.
      SKADDEN, ARPS, SLATE, MEAGHER & FLOM LLP                        DAVIS POLK & WARDWELL
                  919 THIRD AVENUE                                    450 LEXINGTON AVENUE
              NEW YORK, NEW YORK 10022                              NEW YORK, NEW YORK 10017
                   (212) 735-3000                                        (212) 450-4000

                            ------------------------
     APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: As soon as practicable after the effective date of this Registration Statement.

     If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act, check the following box. [ ]

     If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

     If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

     If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

     If delivery of the prospectus is expected to be made pursuant to Rule 434, check the following box. [ ]
                            ------------------------
                        CALCULATION OF REGISTRATION FEE


------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
                                                                PROPOSED MAXIMUM
                   TITLE OF EACH CLASS OF                           AGGREGATE               AMOUNT OF
                SECURITIES TO BE REGISTERED                     OFFERING PRICE(1)       REGISTRATION FEE
------------------------------------------------------------------------------------------------------------
Common stock, par value $0.01 per share.....................      $750,000,000             $208,500(2)
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------



(1) Estimated solely for the purpose of calculating the amount of the registration fee pursuant to Rule 457 promulgated under the Securities Act of 1933.



(2) Previously paid.


(3) This Registration Statement also pertains to Rights to purchase Series A Participating Preferred Stock of the registrant. Until the occurrence of certain prescribed events the Rights are not exercisable, are evidenced by the certificates for the Common Stock and will be transferred along with and only with such securities. Thereafter, separate Rights certificates will be issued representing one Right for each share of Common Stock held subject to adjustment pursuant to anti-dilution provisions.

    THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT SPECIFICALLY STATING THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(a) OF THE SECURITIES ACT OF 1933, AS AMENDED, OR UNTIL THIS REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(a), MAY DETERMINE.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                EXPLANATORY NOTE



     This Amendment No. 2 to the Registration Statement on Form S-1 (File No. 333-76007) of Williams Communications Group, Inc. (the "Registration Statement"), initially filed with the Securities and Exchange Commission on April 9, 1999, is being filed solely to include exhibits, portions of which have been redacted pursuant to a request for confidential treatment.

                                    PART II

                     INFORMATION NOT REQUIRED IN PROSPECTUS

ITEM 13.  OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION

     The Registrant estimates that expenses payable by the Registrant in connection with the equity offering described in this registration statement (other than the underwriting discount and commissions) will be as follows*:


Securities and Exchange Commission filing fee...............  $  208,500
NASD filing fee.............................................      30,500
New York Stock Exchange listing fee.........................          **
Blue sky fees and expenses..................................      10,000
Accounting fees and expenses................................   1,050,000
Legal fees and expenses.....................................   1,500,000
Printing and engraving fees.................................   1,000,000
Miscellaneous...............................................          **
                                                              ----------
     Total..................................................  $4,000,000
                                                              ==========


-------------------------

 * All fees except the Securities and Exchange Commission and NASD filing fees are estimates.


** To be filed by amendment.



ITEM 14.  INDEMNIFICATION OF DIRECTORS AND OFFICERS


     The Company is incorporated under the laws of the State of Delaware.
Section 145 ("Section 145") of the General Corporation Law of the State of Delaware ("DGCL") provides that a Delaware corporation may indemnify any persons who are, or are threatened to be made, parties to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of such corporation), by reason of the fact that such person is or was an officer, director, employee or agent of such corporation, or is or was serving at the request of such corporation as a director, officer, employee or agent of another corporation or enterprise. The indemnity may include expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such action, suit or proceeding provided such person acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the corporation's best interests and, with respect to any criminal action or proceeding, had no reasonable cause to believe that his or her conduct was illegal. A Delaware corporation may indemnify any persons who are, or are threatened to be made, a party to any threatened, pending or completed action or suit by or in the right of the corporation by reason of the fact that such person was a director, officer, employee or agent of such corporation, or is or was serving at the request of such corporation as a director, officer, employee or agent of another corporation or enterprise. The indemnity may include expenses (including attorneys' fees) actually and reasonably incurred by such person in connection with the defense or settlement of such action or suit, provided such person acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the corporation's best interests except that no indemnification is permitted without judicial approval if the officer or director is adjudged to be liable to the corporation. Where an officer or director is successful on the merits or otherwise in the defense of any action referred to above, the corporation must indemnify him or her against the expenses which such officer or director has actually and reasonably incurred.

     Section 145 further provides that the indemnification provisions of Section 145 shall not be deemed exclusive of any other rights to which those seeking indemnification may be entitled under any bylaw, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in such person's official capacity and as to action in another capacity while holding such office. The Restated Certificate of Incorporation contains a provision eliminating, to the fullest extent permitted by the DGCL as it exists or may in the future be amended, the liability of a director to the Company and its stockholders for monetary damages for breaches of fiduciary or other duty as a director. However, the DGCL does not currently allow such provision to limit the liability of a director for: (i) any breach of the director's duty of loyalty to the Company or its stockholders; (ii) acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of laws; (iii) payment of dividends, stock purchases or redemptions that violate the DGCL; or
(iv) any transaction from which the director derived an improper personal benefit. Such limitation of liability also does not affect the availability of equitable remedies such as injunctive relief or rescission.

     The Restated Certificate of Incorporation and the By-Laws also provide that, to the fullest extent permitted by the DGCL as it exists or may in the future be amended, the Company will indemnify and hold harmless any director who is or was made a party or is threatened to be made a party to or is involved in any manner in any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that such person is or was a director or officer of the Company or its subsidiaries, and any person serving at the request of the Company as an officer, director, partner, member, employee or agent of another corporation, partnership, limited liability company, joint venture, trust, employee benefit plan or other enterprise and may indemnify any officer, employee or agent of the Company; provided, however, that the Company will indemnify any such person seeking indemnification in connection with a proceeding (or part thereof) initiated by such person only if such proceeding (or part thereof) was authorized by the Board of Directors or is a proceeding to enforce such person's claim to indemnification pursuant to the rights granted by the Restated Certificate of Incorporation or By-Laws. In addition, the Company will pay the expenses incurred by directors, and may pay the expenses incurred by other persons that may be indemnified pursuant to the Restated Certificate and the By-Laws, in defending any such proceeding in advance of its final disposition upon receipt (unless the Company upon authorization of the Board of Directors waives such requirement to the extent permitted by applicable law) of an undertaking by or on behalf of such person to repay such amount if it is ultimately determined that such person is not entitled to be indemnified by the Company as authorized in the Restated Certificate of Incorporation or By-Laws or otherwise. The Restated Certificate and the By-Laws also state that such indemnification is not exclusive of any other rights of the indemnified party, including rights under any indemnification agreements or otherwise.

ITEM 15.  RECENT SALES OF UNREGISTERED SECURITIES

     None.

ITEM 16.  EXHIBITS AND FINANCIAL STATEMENT SCHEDULES

     (a) Exhibits


          1.1            Form of Underwriting Agreement.*
          3.1            Form of Restated Certificate of Incorporation of the
                         Company.+
          3.2            Form of Restated By-laws of the Company.+
          4.1            Specimen certificate of common stock.*
          4.2            Specimen certificate of Class B common stock.*
          4.3            Form of indenture governing notes.*
          4.4            Form of note (contained in form of indenture filed as
                         Exhibit 4.3).*
          5.1            Opinion of William G. von Glahn, Esq.*
         10.1            Securities Purchase Agreement among Williams Communications
                         Group, Inc., The Williams Companies, Inc. and Telefonos de
                         Mexico, S.A. de C.V., dated May 25, 1999.+
         10.2            Alliance Agreement Between Telefonos de Mexico, S.A. de C.V.
                         and Williams Communications, Inc., dated May 25, 1999.+
         10.3            Securities Purchase Agreement dated as of May 24, 1999 by
                         and among Williams Communication Group, Inc., The Williams
                         Companies, Inc. and Intel Corporation.*
         10.4            Master Alliance Agreement Between Intel Internet Data
                         Services and Williams Communications, Inc., dated as of May
                         24, 1999.(1)
         10.5            Memorandum of Understanding Regarding the Lease of Fiber
                         Strands by Metromedia Fiber Network Services, Inc. to
                         Williams Communications, Inc., dated May 21, 1999.(1)
         10.6            Memorandum of Understanding Regarding the Lease of Fiber
                         Strands by Williams Communications, Inc. to Metromedia Fiber
                         Network Services, Inc., dated May 21, 1999.(1)
         10.7            Loan Agreement dated as of April 16, 1999 among Williams
                         Communications Group, Inc., Bank of America National Trust
                         and Savings Association, and the other financial
                         institutions party hereto, Nationsbanc Montgomery Securities
                         LLC, Chase Securities Inc., Bank of Montreal, and The Bank
                         of New York.+
         10.8            Shareholders Agreement by and among Metrogas S.A., Williams
                         International Telecom (Chile) Limited, and Metrocom S.A.,
                         dated March 30, 1999, and Side Letter dated March 30,
                         1999.(1)
         10.9            Share Purchase Agreement by and Among Lightel, S.A.
                         Technologia de Informacao, Williams International ATL
                         Limited, Johi Representacoes Ltda and ATL-Algar Telecom
                         Leste, S.A., dated as of March 25, 1999.+
         10.10           Master Alliance Agreement between SBC Communications Inc.
                         and Williams Communications, Inc. dated February 8, 1999.(1)
         10.11           Transport Services Agreement dated February 8, 1999, between
                         Southwestern Bell Communication Services, Inc. and Williams
                         Communications, Inc.(1)
         10.12           Securities Purchase Agreement dated February 8, 1999,
                         between SBC Communications Inc. and Williams Communications
                         Group, Inc.+
         10.13           Second Amended and Restated Credit Agreement dated as of
                         July 23, 1997 among The Williams Companies, Inc., Northwest
                         Pipeline Corporation, Transcontinental Gas Pipeline
                         Corporation, Texas Gas Transmission Corporation, Williams
                         Pipeline Company, Williams Holdings of Delaware, Inc.,
                         WilTel Communications, LLC, and Amendment thereto dated as of January 26, 1999.+

         10.14           Amended and Restated Lease for Bank of Oklahoma Tower, as of
                         January 1, 1999, by and between Williams Headquarters
                         Building Company and The Williams Companies, Inc.+
         10.15           Lease as of January 1, 1999, for Williams Technology Center,
                         by and between Williams Headquarters Building Company and
                         Williams Communications Group, Inc.+
         10.16           Lease as of January 1, 1999, for Williams Resource Center,
                         by and between Williams Headquarters Building Company and
                         Williams Communications Group, Inc.+
         10.17           Wireless Fiber IRU Agreement by and between WinStar
                         Wireless, Inc. and Williams Communications, Inc., effective as of December 17, 1998.*
         10.18           IRU Agreement between WinStar Wireless, Inc. and Williams
                         Communications, Inc., dated December 17, 1998 (long
                         haul).(1)
         10.19           UtiliCom Networks, Inc. Note and Warrant Purchase Agreement
                         dated December 15, 1998.*
         10.20           Consolidated IRU Agreement by and among IXC Carrier, Inc.,
                         Vyvx, Inc. and The WilTech Group, dated December 9, 1998 and
                         Amendment No. 4, dated December 22, 1998.(1)
         10.21           Stock Purchase Agreement for CNG Computer Networking Group
                         Inc. by and among The Sellers (1310038 Ontario Inc., George
                         Johnston, Hayden Marcus, The H. Marcus Family Trust and Gary
                         White), WilTel Communications (Canada), Inc. and Williams
                         Communications Solutions, LLC, dated October 13, 1998.(1)
         10.22           Preferred Stock Purchase by and among UniDial Holdings, Inc.
                         and Williams Communications, Inc., dated October 2, 1998.(1)
         10.23           Amended and Restated Lease between State Street Bank & Trust
                         Co. of Connecticut, National Association, as Lessor, and
                         Williams Communications, Inc., as Lessee, as of September 2,
                         1998.*
         10.24           Amended and Restated Participation Agreement dated as of
                         September 2, 1998, among Williams Communications, Inc.;
                         State Street Bank & Trust Company of Conn., National
                         Association, as Trustee; Note Holders and Certificate
                         Holders; APA Purchasers; State Street Bank & Trust Co., as
                         Collateral Agent; and Citibank, N.A., as agent, with
                         Citibank, N.A. and Bank of Montreal as Co-Arrangers; Royal
                         Bank of Canada, as Documentation Agent; and Bank of America,
                         The Chase Manhattan Bank and Toronto Dominion, as Managing
                         Agents.(1)
         10.25           Capacity Purchase Agreement between Williams Communications,
                         Inc. and Intermedia Communications, Inc., dated January 5,
                         1998 and Amendment No. 1 dated August 5, 1998.(1)
         10.26           Settlement and Release Agreement by and between WorldCom
                         Network Services, Inc. and Williams Communications, Inc.,
                         dated July 1, 1998.(1)
         10.27           Umbrella Agreement by and between DownTown Utilities Pty
                         Limited, WilTel Communications Pty Limited, Spectrum Network
                         Systems Limited, CitiPower Pty, Energy Australia, South East
                         Queensland Electricity Corporation Limited, Williams
                         Holdings of Delaware Inc. and Williams International
                         Services Company, dated June 19, 1998.+
         10.28           Carrier Services Agreement between Vyvx, Inc. and U S WEST
                         Communications, Inc., dated January 5, 1998 and Amendment
                         No. 1, dated June 14, 1999.(1)
         10.29           Distributorship Agreement by and between Northern Telecom
                         Limited and WilTel Communications, L.L.C., dated January 1,
                         1998.(1)

         10.30           Common Stock and Warrant Purchase Agreement by and among
                         Concentric Network Corporation and Williams Communications
                         Group, Inc., dated July 25, 1997.*
         10.31           Note and Warrant Purchase Agreement by and among Concentric
                         Network Corporation and Williams Communications Group, Inc.,
                         dated June 19, 1997.*
         10.32           Limited Liability Company Agreement of WilTel
                         Communications, LLC, by and between Williams Communication
                         Group, Inc. and Northern Telecom, Inc., dated April 30,
                         1997.(1)
         10.33           Share Purchase Agreement for TTS Meridian Systems Inc. by
                         and among Northern Telecom Limited, WilTel Communications,
                         LLC and 1228966 Ontario Inc., dated April 30, 1997.(1)
         10.34           Formation Agreement by and between Northern Telecom, Inc.
                         and Williams Communications Group, Inc., dated April 1,
                         1997.(1)
         10.35           Stock Purchase Agreement among ABC Industria e Comercio
                         S.A.-ABC INCO, Lightel S.A. Tecnologia da Informacao, Algar
                         S.A.-Empreendimentos e Participacoes and Williams
                         International Telecom Limited, dated January 21, 1997.+
         10.36           Subscription and Shareholders Agreement among Lightel S.A.
                         Tecnologia da Informacao, Algar S.A.-Empreendimentos e
                         Participacoes and Williams International Telecom Limited,
                         dated January 21, 1997.+
         10.37           Sublease Agreement as of June 1, 1996, by and between
                         Transcontinental Gas Pipeline Company and Williams
                         Telecommunications Systems, Inc.+
         10.38           System Use and Service Agreement between WilTel, Inc. and
                         Vyvx, Inc. effective as of January 1, 1994.(1)
         10.39           Form of administrative services agreement.+
         10.40           Form of service agreement.+
         10.41           Form of tax sharing agreement.+
         10.42           Form of indemnification agreement.+
         10.43           Form of rights agreement.+
         10.44           Form of registration rights agreement.+
         10.45           Form of separation agreement.*
         10.46           Call option agreement by and among Williams Holdings of
                         Delaware, Inc., Williams International Company, Williams
                         International Telecom Limited, and Williams Communications
                         Group, Inc. dated May 27, 1999.+
         10.47           Form of cross-license agreement.+
         10.48           Form of technical, management and administrative services
                         agreement.+
         10.49           The Williams Companies, Inc. 1996 Stock Plan.+
         10.50           The Williams Companies, Inc. Stock Plan for Nonofficer
                         Employees.+
         10.51           Williams Communications Stock Plan.+
         10.52           Williams Communications Group, Inc. 1999 Stock Plan.*
         10.53           Williams Pension Plan.+
         10.54           Solutions LLC Pension Plan.+
         10.55           Williams Communications Change in Control Severance Plan.*
         12.1            Statement re: Computation of Ratios.+
         21              List of Subsidiaries.*
         23.1            Consent of Ernst & Young LLP.+
         23.2            Consent of Arthur Andersen S/C.+
         23.3            Consent of Deloitte & Touche LLP.+

           23.4            Consent of William G. von Glahn, Esq. (contained in opinion filed as Exhibit 5.1).*
           23.5            Consent of Roy A. Wilkens.*
           24              Power of Attorney.+
           24.1            Power of Attorney of Michael P. Johnson, Sr. and Scott E. Schubert.


-------------------------


+ Previously filed.



* To be filed by amendment.



(1) Portions of this exhibit have been redacted pursuant to a request for confidential treatment which is currently being reviewed by the Securities and Exchange Commission.


ITEM 17.  UNDERTAKINGS

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

     The undersigned registrant hereby undertakes that:

     (1) For purposes of determining any liability under the Securities Act of 1933, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in a form of prospectus filed by the registrant pursuant to Rule 424(b)(1) or
     (4) or 497(h) under the Securities Act shall be deemed to be part of this registration statement as of the time it was declared effective.

     (2) For the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

     (3) it will provide to the underwriters at the closing specified in the underwriting agreement certificates in such denominations and registered in such names as required by the underwriters to permit delivery to each purchaser.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant has duly caused this Amendment No. 2 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Tulsa, Oklahoma on the 2nd day of July, 1999.


                                        WILLIAMS COMMUNICATIONS GROUP, INC.


                                        By:       /s/ SHAWNA L. GEHRES

                                           -------------------------------------

                                                     Shawna L. Gehres


                                                         Secretary



     Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 2 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated:



                     SIGNATURE                                      TITLE                      DATE
                     ---------                                      -----                      ----
                       /s/ *                         Chief Executive Officer and            July 2, 1999
 ------------------------------------------------      President (Principal Executive
                 Howard E. Janzen                      Officer)

                       /s/ *                         Chief Financial Officer (Principal     July 2, 1999
 ------------------------------------------------      Accounting and Financial Officer)
                 Scott E. Schubert

                       /s/ *                         Director                               July 2, 1999
 ------------------------------------------------
                  Keith E. Bailey

                       /s/ *                         Director                               July 2, 1999
 ------------------------------------------------
              John C. Bumgarner, Jr.

                       /s/ *                         Director                               July 2, 1999
 ------------------------------------------------
                 Brian E. O'Neill

                       /s/ *                         Director                               July 2, 1999
 ------------------------------------------------
                 James R. Herbster

                       /s/ *                         Director                               July 2, 1999
 ------------------------------------------------
              Michael P. Johnson, Sr.

                       /s/ *                         Director                               July 2, 1999
 ------------------------------------------------
                 Steven J. Malcolm

                       /s/ *                         Director                               July 2, 1999
 ------------------------------------------------
                 Jack D. McCarthy


* Pursuant to a power of attorney.

                               INDEX TO EXHIBITS


          1.1            Form of Underwriting Agreement.*
          3.1            Form of Restated Certificate of Incorporation of the
                         Company.+
          3.2            Form of Restated By-laws of the Company.+
          4.1            Specimen certificate of common stock.*
          4.2            Specimen certificate of Class B common stock.*
          4.3            Form of indenture governing notes.*
          4.4            Form of note (contained in form of indenture filed as
                         Exhibit 4.3).*
          5.1            Opinion of William G. von Glahn, Esq.*
         10.1            Securities Purchase Agreement among Williams Communications
                         Group, Inc., The Williams Companies, Inc. and Telefonos de
                         Mexico, S.A. de C.V., dated May 25, 1999.+
         10.2            Alliance Agreement Between Telefonos de Mexico, S.A. de C.V.
                         and Williams Communications, Inc., dated May 25, 1999.+
         10.3            Securities Purchase Agreement dated as of May 24, 1999 by
                         and among Williams Communication Group, Inc., The Williams
                         Companies, Inc. and Intel Corporation.*
         10.4            Master Alliance Agreement Between Intel Internet Data
                         Services and Williams Communications, Inc., dated as of May
                         24, 1999.(1)
         10.5            Memorandum of Understanding Regarding the Lease of Fiber
                         Strands by Metromedia Fiber Network Services, Inc. to
                         Williams Communications, Inc., dated May 21, 1999.(1)
         10.6            Memorandum of Understanding Regarding the Lease of Fiber
                         Strands by Williams Communications, Inc. to Metromedia Fiber
                         Network Services, Inc., dated May 21, 1999.(1)
         10.7            Loan Agreement dated as of April 16, 1999 among Williams
                         Communications Group, Inc., Bank of America National Trust
                         and Savings Association, and the other financial
                         institutions party hereto, Nationsbanc Montgomery Securities
                         LLC, Chase Securities Inc., Bank of Montreal, and The Bank
                         of New York.+
         10.8            Shareholders Agreement by and among Metrogas S.A., Williams
                         International Telecom (Chile) Limited, and Metrocom S.A.,
                         dated March 30, 1999, and Side Letter dated March 30,
                         1999.(1)
         10.9            Share Purchase Agreement by and Among Lightel, S.A.
                         Technologia de Informacao, Williams International ATL
                         Limited, Johi Representacoes Ltda and ATL-Algar Telecom
                         Leste, S.A., dated as of March 25, 1999.+
         10.10           Master Alliance Agreement between SBC Communications Inc.
                         and Williams Communications, Inc. dated February 8, 1999.(1)
         10.11           Transport Services Agreement dated February 8, 1999, between
                         Southwestern Bell Communication Services, Inc. and Williams
                         Communications, Inc.(1)
         10.12           Securities Purchase Agreement dated February 8, 1999,
                         between SBC Communications Inc. and Williams Communications
                         Group, Inc.+
         10.13           Second Amended and Restated Credit Agreement dated as of
                         July 23, 1997 among The Williams Companies, Inc., Northwest
                         Pipeline Corporation, Transcontinental Gas Pipeline
                         Corporation, Texas Gas Transmission Corporation, Williams
                         Pipeline Company, Williams Holdings of Delaware, Inc.,
                         WilTel Communications, LLC, and Amendment thereto dated as of January 26, 1999.+

         10.14           Amended and Restated Lease for Bank of Oklahoma Tower, as of
                         January 1, 1999, by and between Williams Headquarters
                         Building Company and The Williams Companies, Inc.+
         10.15           Lease as of January 1, 1999, for Williams Technology Center,
                         by and between Williams Headquarters Building Company and
                         Williams Communications Group, Inc.+
         10.16           Lease as of January 1, 1999, for Williams Resource Center,
                         by and between Williams Headquarters Building Company and
                         Williams Communications Group, Inc.+
         10.17           Wireless Fiber IRU Agreement by and between WinStar
                         Wireless, Inc. and Williams Communications, Inc., effective as of December 17, 1998.*
         10.18           IRU Agreement between WinStar Wireless, Inc. and Williams
                         Communications, Inc., dated December 17, 1998 (long
                         haul).(1)
         10.19           UtiliCom Networks, Inc. Note and Warrant Purchase Agreement
                         dated December 15, 1998.*
         10.20           Consolidated IRU Agreement by and among IXC Carrier, Inc.,
                         Vyvx, Inc. and The WilTech Group, dated December 9, 1998 and
                         Amendment No. 4, dated December 22, 1998.(1)
         10.21           Stock Purchase Agreement for CNG Computer Networking Group
                         Inc. by and among The Sellers (1310038 Ontario Inc., George
                         Johnston, Hayden Marcus, The H. Marcus Family Trust and Gary
                         White), WilTel Communications (Canada), Inc. and Williams
                         Communications Solutions, LLC, dated October 13, 1998.(1)
         10.22           Preferred Stock Purchase by and among UniDial Holdings, Inc.
                         and Williams Communications, Inc., dated October 2, 1998.(1)
         10.23           Amended and Restated Lease between State Street Bank & Trust
                         Co. of Connecticut, National Association, as Lessor, and
                         Williams Communications, Inc., as Lessee, as of September 2,
                         1998.*
         10.24           Amended and Restated Participation Agreement dated as of
                         September 2, 1998, among Williams Communications, Inc.;
                         State Street Bank & Trust Company of Conn., National
                         Association, as Trustee; Note Holders and Certificate
                         Holders; APA Purchasers; State Street Bank & Trust Co., as
                         Collateral Agent; and Citibank, N.A., as agent, with
                         Citibank, N.A. and Bank of Montreal as Co-Arrangers; Royal
                         Bank of Canada, as Documentation Agent; and Bank of America,
                         The Chase Manhattan Bank and Toronto Dominion, as Managing
                         Agents.(1)
         10.25           Capacity Purchase Agreement between Williams Communications,
                         Inc. and Intermedia Communications, Inc., dated January 5,
                         1998 and Amendment No. 1 dated August 5, 1998.(1)
         10.26           Settlement and Release Agreement by and between WorldCom
                         Network Services, Inc. and Williams Communications, Inc.,
                         dated July 1, 1998.(1)
         10.27           Umbrella Agreement by and between DownTown Utilities Pty
                         Limited, WilTel Communications Pty Limited, Spectrum Network
                         Systems Limited, CitiPower Pty, Energy Australia, South East
                         Queensland Electricity Corporation Limited, Williams
                         Holdings of Delaware Inc. and Williams International
                         Services Company, dated June 19, 1998.+
         10.28           Carrier Services Agreement between Vyvx, Inc. and U S WEST
                         Communications, Inc., dated January 5, 1998 and Amendment
                         No. 1, dated June 14, 1999.(1)
         10.29           Distributorship Agreement by and between Northern Telecom
                         Limited and WilTel Communications, L.L.C., dated January 1,
                         1998.(1)

         10.30           Common Stock and Warrant Purchase Agreement by and among
                         Concentric Network Corporation and Williams Communications
                         Group, Inc., dated July 25, 1997.*
         10.31           Note and Warrant Purchase Agreement by and among Concentric
                         Network Corporation and Williams Communications Group, Inc.,
                         dated June 19, 1997.*
         10.32           Limited Liability Company Agreement of WilTel
                         Communications, LLC, by and between Williams Communication
                         Group, Inc. and Northern Telecom, Inc., dated April 30,
                         1997.(1)
         10.33           Share Purchase Agreement for TTS Meridian Systems Inc. by
                         and among Northern Telecom Limited, WilTel Communications,
                         LLC and 1228966 Ontario Inc., dated April 30, 1997.(1)
         10.34           Formation Agreement by and between Northern Telecom, Inc.
                         and Williams Communications Group, Inc., dated April 1,
                         1997.(1)
         10.35           Stock Purchase Agreement among ABC Industria e Comercio
                         S.A.-ABC INCO, Lightel S.A. Tecnologia da Informacao, Algar
                         S.A.-Empreendimentos e Participacoes and Williams
                         International Telecom Limited, dated January 21, 1997.+
         10.36           Subscription and Shareholders Agreement among Lightel S.A.
                         Tecnologia da Informacao, Algar S.A.-Empreendimentos e
                         Participacoes and Williams International Telecom Limited,
                         dated January 21, 1997.+
         10.37           Sublease Agreement as of June 1, 1996, by and between
                         Transcontinental Gas Pipeline Company and Williams
                         Telecommunications Systems, Inc.+
         10.38           System Use and Service Agreement between WilTel, Inc. and
                         Vyvx, Inc. effective as of January 1, 1994.(1)
         10.39           Form of administrative services agreement.+
         10.40           Form of service agreement.+
         10.41           Form of tax sharing agreement.+
         10.42           Form of indemnification agreement.+
         10.43           Form of rights agreement.+
         10.44           Form of registration rights agreement.+
         10.45           Form of separation agreement.*
         10.46           Call option agreement by and among Williams Holdings of
                         Delaware, Inc., Williams International Company, Williams
                         International Telecom Limited, and Williams Communications
                         Group, Inc. dated May 27, 1999.+
         10.47           Form of cross-license agreement.+
         10.48           Form of technical, management and administrative services
                         agreement.+
         10.49           The Williams Companies, Inc. 1996 Stock Plan.+
         10.50           The Williams Companies, Inc. Stock Plan for Nonofficer
                         Employees.+
         10.51           Williams Communications Stock Plan.+
         10.52           Williams Communications Group, Inc. 1999 Stock Plan.*
         10.53           Williams Pension Plan.+
         10.54           Solutions LLC Pension Plan.+
         10.55           Williams Communications Change in Control Severance Plan.*
         12.1            Statement re: Computation of Ratios.+
         21              List of Subsidiaries.*
         23.1            Consent of Ernst & Young LLP.+
         23.2            Consent of Arthur Andersen S/C.+
         23.3            Consent of Deloitte & Touche LLP.+

           23.4            Consent of William G. von Glahn, Esq. (contained in opinion filed as Exhibit 5.1).*
           23.5            Consent of Roy A. Wilkens.*
           24              Power of Attorney.+
           24.1            Power of Attorney of Michael P. Johnson, Sr. and Scott E. Schubert.


-------------------------


+ Previously filed.



* To be filed by amendment.



(1) Portions of this exhibit have been redacted pursuant to a request for confidential treatment which is currently being reviewed by the Securities and Exchange Commission.